Filed pursuant to Rule 497

File No. 333-208637

Rule 482ad

November 1, 2018

Gladstone Capital Corporation Announces Note Offering

McLean, VA, November 1, 2018: Gladstone Capital Corporation (NASDAQ: GLAD) (the “Company”) today announced that it plans to make a public offering of Notes due 2023 (the “Notes”). The Company expects to list the Notes on the Nasdaq Global Select Market under the trading symbol “GLADD” within 30 days of issuance. The offering of the Notes will be made under the Company’s existing shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission. Keefe, Bruyette & Woods, A Stifel Company, and Janney Montgomery Scott are acting as joint book-running managers for this offering. Ladenburg Thalmann is acting as lead manager for this offering. William Blair, J.J.B. Hilliard, W.L. Lyons, LLC, National Securities Corporation and Wedbush Securities are acting as co-managers for this offering.

The Company intends to use the net proceeds from this offering to repay a portion of the amount outstanding under its revolving credit facility, to fund new investment opportunities, and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated November 1, 2018, and the accompanying prospectus, dated February 1, 2018, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the SEC (File No. 333–208637).

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number 1-800-966-1559).

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans to lower middle market businesses in the United States.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of Notes and the anticipated use of the net proceeds by the Company. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5898.